Exhibit 10.4

THIS INSTRUMENT PREPARED BY
AND SHOULD BE RETURNED TO:

Peter G. Latham, Esq.
GRONEK & LATHAM, LLP
390 North Orange Avenue, Suite 600
Orlando, FL 32801
(407) 481-5800

SECOND AMENDMENT TO GROUND LEASE

THIS SECOND AMENDMENT TO GROUND LEASE, dated as of February 20, 2001 (this “Second Amendment”), between UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership, successor by conversion to Universal City Development Partners, a Florida general partnership and successor by merger/conversion to Universal City Florida Partners, a Florida general partnership (the “Landlord”), and UCF HOTEL VENTURE, a Florida general partnership (the “Tenant”).

RECITALS

WHEREAS, Landlord and Tenant previously entered into that certain Ground Lease dated as of June 12, 1998 (the “Ground Lease”), together with that certain First Amendment to Ground Lease dated as of June 12, 1998 (the “First Amendment”), as evidenced by that certain Memorandum of Ground Lease dated as of June 12, 1998 and recorded June 26, 1998 in Official Records Book 5512, Page 3855 Public Records of Orange County, Florida (the “Original Memorandum”, and together with the Ground Lease and the First Amendment, collectively, the “Lease”).

WHEREAS, Landlord and Tenant desire to amend the Lease to substitute tracts, and modify the legal descriptions for the Third Hotel Site and the Primary Phase II Sites (as defined in the Lease).

NOW, THEREFORE, in consideration of the mutual and reciprocal covenants herein made, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                                       Recitals.  The Recitals as set forth above are agreed to be true and correct and are incorporated herein by this reference.

2.                                       Substitution of Leased Property.

a.                                       Landlord and Tenant hereby acknowledge and agree that the legal description for that certain real property described under Item 3 and Exhibit “D”, which was attached to, and made a part of the Ground Lease, and under Item 3 on Exhibit “B”, which was attached to, and made a part of the Original Memorandum, is hereby deleted and replaced with the legal description for that certain real property more particularly described in Exhibit “1” attached hereto and incorporated herein by this reference (the “New Third Hotel Site”), and the New Third Hotel Site is hereby substituted for the Third Hotel Site in the Lease.  Any reference in the Lease to the Third Hotel Site shall hereafter be deemed to refer to the New Third Hotel Site.

b.                                      Landlord and Tenant hereby acknowledge and agree that the legal description for that certain real property described under Item 5 on Exhibit “D”, which was attached to, and made a part of the Ground Lease, and under Item 5 on Exhibit “B”, which was attached to, and made a part of the Original Memorandum is hereby deleted and replaced with the legal description for that certain real property more particularly described in Exhibit “2” attached hereto and incorporated herein by this reference (the “New Primary Phase II Sites”), and the New Primary Phase II Sites are hereby substituted for the Primary Phase II Sites in the Lease.  Any reference in the Lease to the Primary Phase II Sites shall hereafter be deemed to refer to the New Primary Phase II Sites.

c.                                       Landlord and Tenant hereby acknowledge and agree that the Resort Property Site Plan set forth on Exhibit “A”, which was attached to, and made a part of the Ground Lease, is hereby deleted and replaced with the Resort Property Site Plan more particularly set forth on Exhibit “3” attached hereto and incorporated herein by this reference (the “New Resort Property Site Plan”).  Any reference in the Lease to the Resort Property Site Plan shall hereafter be deemed to refer to the New Resort Property Site Plan.

3.                                       Terms.  Any term not defined herein shall have the definition ascribed to such term in the Lease.

4.                                       Memorandum of Second Amendment to Lease. Landlord and Tenant agree that this Second Amendment shall be recorded in the Public Records of Orange County, Florida, to give notice thereof.

5.                                       Continued Effect.  Excerpt as herein modified, the Lease is in full force and effect and each party represents and warrants to the other that neither party is in default under the Lease and that no sate of facts exists which, if continued, would create a default by the other party as of the date of this Second Amendment.  In the event of any conflict between the Lease and this Second Amendment, this Second Amendment shall control.

6.                                       Joinder and Consent of Leasehold Lender.  In accordance with the terms and conditions of that certain Mortgage, Assignment of Leases and Rents and Security Agreement dated June 12, 1998 and recorded June 26, 1998, in Official Records Book 5512, Page 4073; as modified and amended by that certain Mortgage Modification Agreement dated as of August 28, 1998 and recorded in Official Records Book 5606, Page 3037, as re-recorded in Official Records Book 5628, Page 1976, and as further re-recorded in Official Records Book 5725, Page 1902; and as supplemented by that certain Supplemental Mortgage Agreement recorded November 13, 2000, in Official Records Book 6129, Page 1453, all of the Public Records of Orange County, Florida, the Chase Manhattan Bank, as Administrative Agent, (the “Leasehold Mortgages”), hereby joins in the execution of this Second Amendment to consent and agree to the modifications to the Lease set forth herein.

7.                                       Joinder and Consent of Fee Lender.  In accordance with the terms and conditions of that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 27, 2000 and recorded July 27, 2000 in Official Records Book 6054, Page 320, of the Public Records of Orange County, Florida, Morgan Guaranty Trust Company of New York, as Collateral Agent, (the “Fee Mortgages”), hereby joins in the execution of this Second Amendment to consent and agree to the modifications to the Lease set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Modification as of the date first above written.

LANDLORD:
Signed, sealed and delivered
in the presence of:		UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership

		By:	Universal City Florida Holding Co. II, a Florida general partnership, a general partner

			By:	Universal City Property Management Company II, a Florida general partnership, a general partner

/s/ Peter G. Latham			By:	/s/ Peter C. Giacalone
Printed Name:	PETER G. LATHAM		Name:	PETER C. GIACALONE
/s/ Karen K. Ward			Its:	AUTHORIZED AGENT
Printed Name:	Karen K. Ward

STATE OF Florida

COUNTY OF Orange

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Peter C. Giacalone as Authorized Agent of UNIVERSAL CITY PROPERTY MANAGEMENT COMPANY II, a general partner of UNIVERSAL CITY FLORIDA HOLDING CO. II, a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16th day of February, 2001.

/s/ Karen K. Ward
Signature of Notary
Karen K. Ward
	Commission # CC 982515	Karen K. Ward
[SEAL]	Expires Nov. 16, 2004	Name of Notary (Typed, Printed or Stamped)
	Bonded Thru	Commission Number (if not legible on seal):
	Atlantic Bonding Co., Inc.	My Commission Expires (if not legible on seal):

Signed, sealed and delivered in the presence of:		LANDLORD:
UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership

		By:	Blackstone UTP Capital Partners, A L.P., a Delaware general partnership, a general partner

			By:	Blackstone Media Management Associates III, L.L.C., a Delaware limited liability company, its general partner

/s/ Cyndy Cesena			By:	/s/ David Blitzer
Printed Name:	Cyndy Cesena		Name:	David Blitzer
/s/ Ruth A. Diemer			Its:	Member
Printed Name:	Ruth A. Diemer

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared David Blitzer as Member of BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III, L.L.C., a general partner of BLACKSTONE UTP CAPITAL PARTNERS, A L.P., a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership, and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said company and partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16 day of February, 2001.

/s/ Holly B. Cohen
Signature of Notary

Holly B. Cohen
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

HOLLY B. COHEN
NOTARY PUBLIC, State of New York
No. 01CO6003607
Qualified in Bronx County
Commission Expires March 9, 2002

Signed, sealed and delivered in the presence of:		LANDLORD:
UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership

		By:	Blackstone UTP Capital Partners, L.P., a Delaware general partnership, a general partner

			By:	Blackstone Media Management Associates III, L.L.C., a Delaware limited liability company, its general partner

/s/ Cyndy Cesena			By:	/s/ David Blitzer
Printed Name:	Cyndy Cesena		Name:	David Blitzer
/s/ Ruth A. Diemer			Its:	Member
Printed Name:	Ruth A. Diemer

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared David Blitzer as Member of BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III, L.L.C., a general partner of BLACKSTONE UTP CAPITAL PARTNERS, L.P., a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said company and partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16 day of February, 2001.

/s/ Holly B. Cohen
Signature of Notary

Holly B. Cohen
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

HOLLY B. COHEN
NOTARY PUBLIC, State of New York
No. 01CO6003607
Qualified in Bronx County
Commission Expires March 9, 2002

Signed, sealed and delivered in the presence of:		LANDLORD:
UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership

		By:	Blackstone UTP Offshore Capital Partners, L.P., a Delaware general partnership, a general partner

			By:	Blackstone Media Management Associates III, L.L.C., a Delaware limited liability company, its general partner

/s/ Cyndy Cesena			By:	/s/ David Blitzer
Printed Name:	Cyndy Cesena		Name:	David Blitzer
/s/ Ruth A. Diemer			Its:	Member
Printed Name:	Ruth A. Diemer

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared David Blitzer as Member of BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III, L.L.C., a general partner of BLACKSTONE UTP OFFSHORE CAPITAL PARTNERS, L.P., a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said company and partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16 day of February, 2001.

/s/ Holly B. Cohen
Signature of Notary

Holly B. Cohen
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

HOLLY B. COHEN
NOTARY PUBLIC, State of New York
No. 01CO6003607
Qualified in Bronx County
Commission Expires March 9, 2002

Signed, sealed and delivered in the presence of:		LANDLORD:
UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership

		By:	Blackstone Family Media Partnership III, L.P., a Delaware general partnership, a general partner

			By:	Blackstone Media Management Associates III, L.L.C., a Delaware limited liability company, its general partner

/s/ Cyndy Cesena			By:	/s/ David Blitzer
Printed Name:	Cyndy Cesena		Name:	David Blitzer
/s/ Ruth A. Diemer			Its:	Member
Printed Name:	Ruth A. Diemer

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared David Blitzer as Member of BLACKSTONE MEDIA MANAGEMENT ASSOCIATES III, L.L.C., a general partner of BLACKSTONE FAMILY MEDIA PARTNERSHIP III, L.P., a general partner of UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a Delaware limited partnership and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said company and partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16 day of February, 2001.

/s/ Holly B. Cohen
Signature of Notary

Holly B. Cohen
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

HOLLY B. COHEN
NOTARY PUBLIC, State of New York
No. 01CO6003607
Qualified in Bronx County
Commission Expires March 9, 2002

Signed, sealed and delivered in the presence of:		TENANT:
UCF HOTEL VENTURE, a Florida general partnership

		By:	Loews Orlando Hotel Partner, Inc., a general partner

/s/ Elaine C. Appollo		By:	/s/ Vincent Danleavy
Printed Name:	ELAINE C. APPOLLO	Name:	Vincent Danleavy
/s/ Sandra Grant Wooten		Its:	V.P.
Printed Name:	SANDRA GRANT WOOTEN

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Vincent Danleavy as Vice President of LOEWS ORLANDO HOTEL PARTNER, INC., a general partner of UCF HOTEL VENTURE, a Florida general partnership, and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said corporation and partnership in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 15 day of February, 2001.

/s/ Gary W. Garson
Signature of Notary

Gary W. Garson
NOTARY PUBLIC, State of New York
Qualified in New York County
Commission Expires Sept, 30, 2001
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

Signed, sealed and delivered in the presence of:		TENANT:
UCF HOTEL VENTURE, a Florida general partnership

		By:	Universal Rank Hotel Partners, a general partner

			By:	Rank Hotels Orlando, Inc., a general partner

/s/ Glenda Gail Bradford			By:	/s/ Scott Little
Printed Name:	GLENDA GAIL BRADFORD		Name:	SCOTT LITTLE
/s/ Patricia A. Tsonis			Its:	PRESIDENT
Printed Name:	PATRICIA A. TSONIS

STATE OF Florida

COUNTY OF Orange

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared SCOTT LITTLE as PRESIDENT of RANK HOTELS ORLANDO, INC., a general partner of UNIVERSAL RANK HOTEL PARTNERS,  a general partner of UCF HOTEL VENTURE, a Florida general partnership and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said corporation and partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 22nd day of December, 2000.

/s/ Patricia A. Tsonis
Signature of Notary

PATRICIA A. TSONIS
	PATRICIA A. TSONIS	Name of Notary (Typed, Printed or Stamped)
[SEAL]	My Comm Exp. 4/17/01	Commission Number (if not legible on seal):	CC622021
	No. CC 622021	My Commission Expires (if not legible on seal):	4/17/01
X Personally known [ ] Other I.D.

Signed, sealed and delivered in the presence of:		TENANT:
UCF HOTEL VENTURE, a Florida general partnership

		By:	Universal Rank Hotel Partners, general partner

			By:	Universal Studios Hotels, Inc., a general partner

/s/ Peter G. Latham			By:	/s/ Peter C. Giacalone
Printed Name:	PETER G. LATHAM		Name:	PETER C. GIACALONE
/s/ Karen K. Ward			Its:	AUTHORIZED AGENT
Printed Name:	Karen K. Ward

STATE OF Florida

COUNTY OF Orange

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Peter C. Giacalone as Authorized Agent of UNIVERSAL STUDIOS HOTEL, INC., a general partner of UNIVERSAL RANK HOTEL PARTNERS, a general partner of UCF HOTEL VENTURE, a Florida general partnership and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said company and partnerships in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16th day of February, 2001.

/s/ Karen K. Ward
Signature of Notary

Karen K. Ward
Name of Notary (Typed, Printed or Stamped)
Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

Karen K. Ward
Commission # CC 982515
[SEAL]	Expires Nov. 16, 2004
Bonded Thru
Atlantic Bonding Co., Inc.

Signed, sealed and delivered in the presence of:		LEASEHOLD MORTGAGEE:
THE CHASE MANHATTAN BANK, a New York banking corporation, as Administrative Agent

/s/ Ralph Totoonchie		By:	/s/ Marc E. Costantino
Printed Name:	Ralph Totoonchie	Name:	MARC E. COSTANTINO
/s/ Christina Gould		Its:	VICE PRESIDENT
Printed Name:	CHRISTINA GOULD

STATE OF New York

COUNTY OF Kings

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared Marc E. Costantino as Vice President of THE CHASE MANHATTAN BANK, a New York banking corporation, and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said banking corporation in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 16th day of February, 2001.

/s/ Marian Zai
Signature of Notary

MARIAN ZAI
Notary Public, State of New York
No. 31 4888037
Qualified in Kings County
Term Expires March 30, 2001
Name of Notary (Typed, Printed or Stamped)

Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

Signed, sealed and delivered in the presence of:		FEE MORTGAGEE:
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, as Collateral Agent

/s/ Norma A. Toth		By:	/s/ Joseph F. Murray
Printed Name:	Norma A. Toth	Name:	Joseph F. Murray
/s/ Ruth Hass		Its:	Vice President
Printed Name:	Ruth Hass

STATE OF New York

COUNTY OF New York

I HEREBY CERTIFY that on this day before me, an officer duly authorized in the State and County aforesaid to take acknowledgments, personally appeared JOSEPH F. MURRAY as VICE PRESIDENT of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, and who ☒ is personally known to me or ☐ produced                                        as identification, and that he acknowledged executing the same on behalf of said banking corporation in the presence of two subscribing witnesses, freely and voluntarily, for the uses and purposes therein expressed.

WITNESS my hand and official seal in the County and State last aforesaid this 15th day of February, 2001.

/s/ Richard Karkada
Signature of Notary

RICHARD KARKADA
Notary Public, State of New York
No. 01KA8029845
Qualified in Richmond County
Term Expires August 30, 2001
Name of Notary (Typed, Printed or Stamped)

Commission Number (if not legible on seal):
My Commission Expires (if not legible on seal):

Exhibit “1”

New Third Hotel Site

HOTEL SITE C

That part of Lot 2A and that part of Tract D, UNIVERSAL CITY FLORIDA, according to the plat thereof, as recorded in Plat Book 35, Pages 84 through 87, of the Public Records of Orange County, Florida, described as follows:

Begin at the Southernmost corner of said Tract D; thence run S 48°10’00” W along the South line of said Lot 2A for a distance of 1270.11 feet; thence leaving said Southerly line of Lot 2A run N 29° 08’15” W for a distance of 565.30 feet; thence run N 77° 25’12” E for a distance of 142.24 feet; thence run N 12°34’48” W for a distance of 320.00 feet; thence run N 77° 25’12” E for a distance of 86.06 feet; thence run N 12°34’48” W for a distance of 652.39 feet; thence run N 04°32’39” W for a distance of 182.33 feet; thence run N 11°57’24” W for a distance of 136.26 feet; thence run N 24°16’38” W for a distance of 75.11 feet to a point on the Northerly line of said Lot 2A, said point also being a point on a non-tangent curve concave Northwesterly having a radius of 2080.00 feet and a chord bearing of N 49°28’25” E; thence run the following 3 courses and distances along said Northerly line: thence run Northeasterly along the arc of said curve through a central angle of 22°08’02” for a distance of 803.52 feet to the point of reverse curvature of a curve concave Southeasterly having a radius of 1020.00 feet; thence run Northeasterly along the arc of said curve through a central angle of 52°36’17” for a distance of 936 feet to the point of compound curvature of a curve concave Southwesterly having a radius of 40.00 feet; thence run Southeasterly along the arc of said curve through a central angle of 96°22’07” for a distance of 67.28 feet to a point on the East line of said Lot 2A, said point also being the point of reverse curvature of a curve concave Southwesterly having a radius of 2663.00 feet; thence run Southerly along the arc of said curve and the East line of said Lot 2 through a central angle of 05°56’38” for a distance of 276.26 feet to the point of tangency, thence run S 01°26’10” W along said East line for a distance of 398.87 feet to the Northernmost corner of said Tract D; thence run S 38°17’48” W along the Easterly line of said Lot 2A for a distance of 54.65 feet to a point on a non-tangent curve concave Northwesterly having a radius of 425.00 feet and a chord bearing of S 23°22’10” W; thence run Southwesterly along the arc of said curve through a central angle of 44°20’24” for a distance of 328.90 feet to the point of tangency, thence run S 45°32’22” W for a distance of 400.68 feet to the point of curvature of a curve concave Northeasterly having a radius of 315.00 feet; thence run Southeasterly along the arc of said curve through a central angle of 147°28’01” for a distance of 810.74 feet to a non-tangent line; thence run S11°54’32” E for a distance of 65.22 feet to the POINT OF BEGINNING.

Exhibit “2”

New Primary Phase II Sites

HOTEL SITE E

Lot 1, ROYAL PACIFIC RESORT, according to the Plat thereof as recorded in Plat Book 43, Pages 142 through 144, Public Records of Orange County, Florida.

Also described as:

That part of Lot 3A, UNIVERSAL CITY FLORIDA, as recorded in Plat Book 35, Pages 84 through 87, of the Public Records of Orange County, Florida, described as follows:

Begin at the Northwest corner of said Lot 3A, said point being the point of curvature of a curve concave Southeasterly having a radius of 40.00 feet; thence run the following 5 courses along the North line of said Lot 3A; thence run Northeasterly along the arc of said curve through a central angle of 89 degrees 42 minutes 19 seconds for a distance of 62.63 feet to the point of tangency; thence run North 89 degrees 20 minutes 30 seconds East for a distance of 455.74 feet; thence run South 86 degrees 42 minutes 13 seconds East for a distance of 174.00 feet to a point on a non-tangent curve concave Northerly having a radius of 2080.00 feet and a chord bearing of North 88 degrees 14 minutes of 17 seconds East; thence run Easterly along the arc of said curve through a central angle of 02 degrees 12 minutes 25 seconds for a distance of 80.12 feet to the point of reverse curvature of a curve concave Southwesterly having a radius of 40.00 feet; thence run Southeasterly along the arc of said curve through a central angle of 90 degrees 14 minutes 24 seconds for a distance of 63.00 feet to the point of tangency, point being on the Easterly line of said Lot 3A; thence run the following 10 courses along said Easterly line; thence run South 02 degrees 37 minutes 31 seconds East for a distance of 752.34 feet to the point of curvature of a curve concave Northeasterly having a radius of 1093.13 feet; thence run Southeasterly along the arc of said curve through a central angle of 33 degrees 17 minutes 23 seconds for a distance of 645.13 feet to the point of tangency; thence run South 35 degrees 54 minutes 52 seconds East for a distance of 202.93 feet; thence run South 54 degrees 05 minutes 06 seconds West for a distance of 0.20 feet; thence run South 35 degrees 54 minutes 51 seconds East for a distance of 311.88 feet to the point of curvature of a curve concave Westerly having a radius of 344.10 feet and a chord bearing of South 06 degrees 07 minutes 34 seconds West; thence run Southwesterly along the arc of said curve through a central angle of 84 degrees 04 minutes 52 seconds for a distance of 504.96 feet to a point of a non-tangency; thence run South 41 degrees 50 minutes 00 seconds East for a distance of 2.00 feet; thence run South 48 degrees 10 minutes 00 seconds West for a distance of 390.74 feet to the point of curvature of a curve concave Southeasterly having a radius of 3024.00 feet; thence run Southwesterly along the arc of said curve through a central angle of 17 degrees 18 minutes 13 seconds for a distance of 913.26 feet to a point on a non-tangent curve concave Southeasterly having a radius of 2564.57 feet and a chord bearing of South 33 degrees 15 minutes 57 seconds West; thence run Southwesterly along the arc of said curve through a central angle of 03 degrees 13 minutes 13 seconds for a distance of 144.14 feet to a point of non-tangency; thence run South 90 degrees 00 minutes 00 seconds West for a distance of 341.79 feet to a point on the Westerly line of said Lot 3A; thence run the following 4 courses along said West line; thence run North 00 degrees 00 minutes 21 seconds West for a distance of 217.80 feet; thence run North 04 degrees 15 minutes 47 seconds East for a distance of 210.61 feet; thence run North 00 degrees 05 minutes 39 seconds West for a distance of 1569.81 feet; thence run North 00 degrees 21 minutes 49 seconds West for a distance of 1305.02 feet to the POINT OF BEGINNING.

Exhibit “2”

New Primary Phase II Sites

Together with:

HOTEL SITE D

That part of Lot 2A, UNIVERSAL CITY FLORIDA, according to the plat thereof, as recorded in Plat Book 35, Pages 84 through 87, of the Public Records of Orange County, Florida, lying West of the following described line:

Commence at the Southernmost corner of said Lot 2A; thence run N 48°10’00” E along the Southerly line of said Lot 2A for a distance of 142.59 feet to the POINT OF BEGINNING; thence leaving said Southerly line run N 29°08’15” W for a distance of 565.30 feet; thence run N 77°25’12” E for a distance of 142.24 feet; thence run N 12°34’48” W for a distance of 320.00 feet; thence run N 77°25’12” E for a distance of 86.06 feet; thence run N 12°34’48” W for a distance of 652.39 feet; thence run N 04°32’39” W for a distance of 182.33 feet; thence run N 11°57’24” W for a distance of 136.26 feet; thence run N 24°16’38” W for a distance of 75.11 feet to the Northerly line of said Lot 2A and the POINT OF TERMINATION of this line.